Investor Presentation December 31, 2023

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the Company’s plans, objectives, expectations and intentions that are not historical facts, and other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “should,” “projects,” “seeks,” “estimates” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are based on current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results (express or implied) or other expectations in the forward- looking statements: 1) Risks associated with lending and potential adverse changes in the credit quality of the Company’s loan portfolio; 2) Changes in monetary and fiscal policies, including interest rate policies of the Federal Reserve Board, which may continue to adversely affect the Company’s net interest income and margin, the fair value of its financial instruments, profitability, and stockholders’ equity; 3) Legislative or regulatory changes, including increased insurance rates and assessments or increased banking and consumer protection regulations, that may adversely affect the Company’s business; 4) Risks related to overall economic conditions, including the impact on the economy of a rising interest rate environment, inflationary pressures, and geopolitical instability, including the wars in Ukraine and the Middle East; 5) Risks associated with the Company’s ability to negotiate, complete, and successfully integrate any future acquisitions; 6) Costs or difficulties related to the completion and integration of pending or future acquisitions; 7) Impairment of the goodwill recorded by the Company in connection with acquisitions, which may have an adverse impact on earnings and capital; 8) Reduction in demand for banking products and services, whether as a result of changes in customer behavior, economic conditions, banking environment, or competition; 9) Deterioration of the reputation of banks and the financial services industry, which could adversely affect the Company's ability to obtain and maintain customers; 10) Changes in the competitive landscape, including as may result from new market entrants or further consolidation in the financial services industry, resulting in the creation of larger competitors with greater financial resources; 11) Risks presented by continued public stock market volatility, which could adversely affect the market price of the Company’s common stock and the ability to raise additional capital or grow through acquisitions; 12) Risks associated with dependence on the Chief Executive Officer, the senior management team and the Presidents of Glacier Bank’s divisions; 13) Material failure, potential interruption or breach in security of the Company’s systems or changes in technological which could expose the Company to cybersecurity risks, fraud, system failures, or direct liabilities; 14) Risks related to natural disasters, including droughts, fires, floods, earthquakes, pandemics, and other unexpected events; 15) Success in managing risks involved in the foregoing; and 16) Effects of any reputational damage to the Company resulting from any of the foregoing. 2

Glacier Bancorp, Inc. 12/31/2023 Snapshot Ticker GBCI Total Assets $27.74 billion Gross Loans $16.20 billion Deposits $19.93 billion TCBV Per Share $18.06 Dividends $1.32 Stock Price $41.32 Market Cap $4.58 billion 3

Differentiated Bank Model • Genuine community banking model • Backed by resources and support of Glacier Bancorp • Strategy of growth through acquisitions and organically 4

Glacier is a “Company of Banks” 5

Community Financial Group, Inc. Acquisition

- The acquisition is consistent with Glacier's long-term strategy of buying good banks in good markets with good people
- Establishes a market-leading Eastern Washington franchise
- A new bank division, Wheatland Bank, will be formed upon combining with the North Cascades Bank division
- The new Wheatland Bank division will be Glacier's 7th largest division by asset size, with over $1.6 billion in assets and 250 employees
- The acquisition complements GBCI's existing strong loan and deposit portfolios and deepens its agricultural presence in one of the top Ag producing markets in the United States

Announcement Date	August 8, 2023
Closing Date	January 31, 2024
	Transaction Overview
Transaction Value ($ million) [1]	$80.6 million
Consideration Mix	100% Stock
Transaction value / Tangible book Value [2]	161%
	Select Pro Forma Impact
Projected 2024e EPS Accretion (with 50% Cost Savings Phase-In) [3]	3.4%
Projected 2025e EPS Accretion (with 100% Cost Savings Phase-In) [3]	4.2%
TBV Per Share Dilution [4]	0.4%
TBV Per Share Payback Period	< 1 Year
Internal Rate of Return	15% +
	Target Market
Market Expansion / New Market	Eastern Washington (Expansion)

Pro Forma Washington Branch Footprint

North Cascades Bank
Division of Glacier Bank

wheatland bank



(1) Based on GBCI closing price of $33.97 as of August 7, 2023.
(2) Based on required tangible book value of $49.2 million.
(3) Based on FactSet Consensus estimates for GBCI and GBCI estimates for CFGW as of August 7, 2023.
(4) Inclusive of all estimated restructuring charges.

Glacier Bancorp

6

Acquisition Announcement : Six Montana Branches of HTLF Bank 7 • February 12, 2024, Glacier Bank entered into a purchase and assumption agreement with HTLF Bank, a wholly owned subsidiary of Heartland Financial USA, Inc., to acquire six Montana branches • The six branches Glacier Bank will acquire are located in : • The branches will join Glacier Bank divisions operating in Montana • Subject to regulatory approvals, the closing of the transaction is anticipated to occur in the third quarter 2024 Billings, MT – 2 location Stevensville, MT – 1 location Bozeman, MT – 1 location Whitehall, MT – 1 location Plentywood, MT – 1 location

Pending** Six Montana Branches $7.9 $8.3 $9.1 $9.5 $9.7 $12.1 $13.7 $18.5 $25.9 $26.6 $28.5 $- $5 $10 $15 $20 $25 $30 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023* Total Assets ($B) Acquisitions GBCI Acquisition History – 2013 through 2023 8 • Long history of adding high quality community banks that fit the Glacier banking model May 2013 $301M Assets July 2013 $330M Assets August 2014 $349M Assets February 2015 $176M Assets October 2015 $270M Assets October 2021 $4,132M Assets July 2019 $978M Assets April 2017 $386M Assets April 2019 $379M Assets February 2018 $1,110M Assets January 2018 $551M Assets February 2020 $745M Assets August 2016 $76M Assets Source: S&P Capital IQ Pro Note: Assets for acquired bank based on date of deal completion *Acquisition of Community Financial Group, Inc. (Wheatland Bank) closed on 1/31/2024; GBCI assets shown for 12/31/2023 are pro forma for the completed acquisition **Acquisition of six Montana branches from Rocky Mountain Bank, a division of HTLF Bank, is pending and anticipated to close in the third quarter of 2024 January 2024 $729M Assets

WY ID UT AZ NV WA CO MT • 17 Bank Divisions • 221 Locations (as of 12/31/2023) 9

12/31/23 GBCI Geography Total chartered banks 262 Total target banks 204 Assets under $1B 171 Assets $1 – $3.5B 33 10

Solid Financial Results 11

10 Year Total Return 12/31/2013 – 12/31/2023 12

1 Year Total Return 12/31/2022 – 12/31/2023 13

A Definitive Ranking of Publicly Traded Banks 14 Every publicly traded bank ranked by all-time total shareholder return * Includes both dividends paid and share price appreciation ** Normalized to account for the time period that each bank has been publicly traded GBCI shares have been publicly traded since 1984 Source: John J. Maxfield – President, Maxfield on Banks (April 12, 2023)

Forbes Best Banks Ranked #1 in Montana Ranked #18 in America Eight consecutive years (2016-2023) in Top 20 Named as a World’s Best Bank Four consecutive years (2020-2023) 15

16 Diluted Earnings Per Share $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 $3.00 $3.25 2018 2019 2020 2021 2022 2023 $2.17 $2.38 $0.61 $0.55 $0.69 $0.50 $0.72 $0.47 $0.72 $0.49 $2.86 • The decrease in 2023 EPS over 2022 EPS was driven primarily by the continued increase in funding costs which has outpaced the increase in interest income • 2023 non-interest expense of $527.4 million increased $8.5 million over the prior year $2.81 $2.74 $2.01

0.70% 0.80% 0.90% 1.00% 1.10% 1.20% 1.30% 1.40% 1.50% 1.60% 1.70% 2018 2019 2020 2021 2022 2023 1.64% 1.59% 1.62% 1.15% 0.81% • ROA in the third quarter of 2023 was in the 33rd♦ percentile among Glacier’s peer group 17 Return on Assets ♦BHCPR as of 9/30/2023 1.33%

10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 2018 2019 2020 2021 2022 2023 16.42% 16.85% 15.49% 16.15% 16.59% 12.14% • The Company’s historically high capital levels have made it more difficult to produce higher ROTE. 18 Return on Tangible Equity

$100 $200 $300 $400 $500 $600 $700 $800 $900 2018 2019 2020 2021 2022 2023 $433 $503 $600 $663 $788 $692 4.21% 4.39% 4.09% 3.42% 3.27% 2.73% • Net interest income of $692 million for 2023 decreased $97 million, or 12.27%, over net interest income of $788 million for 2022 • Net interest margin of 2.73% for 2023 decreased 54 basis points over the net interest margin of 3.27% for 2022 19 Net Interest Income / Margin* (Dollars in millions) *Net interest income and margin are annualized

44.0% 46.0% 48.0% 50.0% 52.0% 54.0% 56.0% 58.0% 60.0% 62.0% 64.0% 2018 2019 2020 2021 2022 2023 54.7% 57.8% 50.0% 51.4% 54.6% 62.9% • The efficiency ratio for 2023 was 62.9% compared to 54.6% for 2022 and was primarily due to the increase in interest expense in 2023 which outpaced the increase in interest income • The Company continued to limit the growth in its non-interest expense given the inflationary pressure across many expense areas 20 Efficiency Ratio

Strong Balance Sheet 21

$12,115 $13,684 $18,504 $25,941 $26,635 $27,743 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 $22,000 $24,000 $26,000 $28,000 $30,000 2018 2019 2020 2021 2022 2023 • Total assets organically increased $1.107 billion, or 4%, during 2023 • Total assets grew $695 million, or 3%, in 2022 • Increased cash position by $952 million in 2023 22 Asset Trends (Dollars in millions)

11.00% 12.00% 13.00% CET1 11.4% 12.6% Peers Glacier • Regulatory capital CET1 ratio well above peer median 23 CET 1 Capital Relative to Peers♦ ♦ 2023 Proxy Compensation Peer Group median as of 9/30/23

Ample Liquidity of $15.0 Billion at December 31, 2023 • Ready access to liquidity totaling $10.2 billion • $7.0 billion in available borrowing capacity o Federal Reserve: $2.0 billion o FHLB: $4.4 billion o Correspondent banks: $0.6 billion • $1.8 billion of unpledged marketable securities • Cash of $1.4 billion • Additional liquidity totaling $4.8 billion • Access to brokered deposits: $4.2 billion • Over-pledged marketable securities: $0.6 billion 24

Strong Core Deposit Base • Our community banking model is customer relationship driven • Uninsured deposits, excluding collateralized public deposits and cash held at the holding company, are 24% of total deposits • 33% of uninsured deposits are with customers that also have a loan relationship with us • Deposit accounts less than $250,000 have declined less than 2% during 2023 • Non-interest bearing deposits • 55% of non-interest bearing balances are in accounts with $250,000 or less • 50% of non-interest bearing deposits are with customers with multiple accounts • 80% of non-interest bearing balances are in business accounts 25

Strong Core Deposit Base - Continued • Demand and savings deposit characteristics • Deposit Granularity • Retail: 641,700 accounts ; average balance = $12,000 • Commercial: 156,600 accounts ; average balance = $60,100 • Relationship Length • Weighted average relationship age is 15 years • Composition Mix • Retail: 47% • Commercial: 45% • Public: 8% • Rural / Metro • 76% in rural markets • 24% in metro markets ( population of 500,000 or more) 26

$9,494 $10,776 $14,798 $21,337 $20,607 $19,929 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 $22,000 $24,000 2018 2019 2020 2021 2022 2023 • During 2023, total deposits decreased $677 million, or 3% over 2022 • During 2023, core deposits decreased $649 million, or 3%, while brokered deposits declined $28 million, or 87.42% over 2022 • The Company continues to attract new deposit customers with over 10,000 net new relationship accounts added during 2023 27 Deposit Trends (Dollars in millions)

Non- Interest Bearing 37% NOW and DDA 26% Savings 16% MMDA 17% CDs 4% Wholesale 0% 12/31/2022 Non- Interest Bearing 30% NOW and DDA 27% Savings 14% MMDA 14% CDs 15% Wholesale 0% 12/31/2023 28 Deposit Composition

$3,001 $3,697 $5,455 $7,779 $7,691 $6,023 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 2018 2019 2020 2021 2022 2023 • Non-interest bearing deposits decreased $1.7 billion, or 22%, during 2023 • Non-interest bearing deposits decreased to 30% of total core deposits at year end 2023 compared to 37% at year end 2022 29 Non-Interest Bearing Deposits (Dollars in millions)

0.22% 0.24% 0.15% 0.09% 0.11% 1.00% 0.81% 1.10% 0.53% 0.21% 0.61% 2.29% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% Glacier Peers • Interest-bearing deposit cost increased to 1.17% at December 31, 2023 due to market dynamics and the competitive rate environment • Total deposit costs increased to 0.81% at December 31, 2023 from 0.07% at December 31, 2022 • Core deposits are a competitive advantage and will be a key driver of future performance 30 Interest-Bearing Deposit Cost Relative to Peers♦ ♦Graph based on BHCPR as of 9/30/2023

$8,288 $9,513 $11,123 $13,432 $15,247 $16,198 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 $13,000 $14,000 $15,000 $16,000 $17,000 2018 2019 2020 2021 2022 2023 • Gross loans increased $951 million, or 6%, during 2023 with the largest increase in commercial real estate of $506 million, or 5% annualized 31 Loan Trends (Dollars in millions)

$0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2018 2019 2020 2021 2022 2023 $728 $364 $1,158 $419 $1,815 $951 • Organic loan growth for 2023 was $951 million, or 6%, compared to $1.8 billion, or 14%, for 2022 32 Organic Loan Growth (Dollars in millions)

Residential Real Estate 10% CRE 64% Other Commercial 18% HELOC 5% Other Consumer 3% 12/31/2022 Residential Real Estate 11% CRE 64% Other Commercial 18% HELOC 5% Other Consumer 2% 12/31/2023 33 Loan Composition

Montana 62% Idaho 22% Utah 2% Washington 1% Wyoming 9% Colorado 4% 12/31/2009 Montana 35% Idaho 13%Utah 16% Washington 5% Wyoming 8% Colorado 9% Arizona 9% Nevada 5% 12/31/2023 34 Geographic Loan Dispersion

Term CRE Portfolio Diversified and Low Risk Portfolio • Total portfolio $6.7 billion (42% of total portfolio) • Non-owner portfolio $3.7 billion (23% of total portfolio) • $862 thousand average loan balance • 59% average LTV • 0.25% past due • 0.17% non-performing • $138 million non-recourse (2% of CRE) • Geographically dispersed across 8 states 35 45% 55% TOTAL CRE BY OCCUPANCY TYPE Owner Occupied Non-Owner Occupied UT 18% ID 11% MT 24%WY 6% NV 9% CO 11% WA 7% AZ 14% CRE GEOGRAPHIC DISPERSION

Office CRE • $686 thousand average loan balance • 59% average LTV • 0.03% past due • 0.00% non-performing • 95% of loans have recourse through guaranties • Includes $166 million in medical office • 11% of office portfolio matures prior to 2026 • Limited exposure to loans above $10 million (1% of total loans). No office CRE loans above $20 million 36 % of Total Office 36% 40% 12% 12% 0% % of Total Portfolio 3% 4% 1% 1% 0% $535 $593 $177 $181 $0 $0 $100 $200 $300 $400 $500 $600 $700 Under $1mil $1mil - $5mil $5mil - $10mil $10mil - $20mil Over $20mil CRE Office by Size Segment (in millions) $122 $80 $637 $719 $317 $- $200 $400 $600 $800 2024 2025 2026-2030 2031-2035 2036 & After $ Maturing (in millions)

Office CRE - Continued Denver $41 million Phoenix $28 million Salt Lake City $26 million Suburban/Rural $1.39 billion • Highly diversified portfolio across 8 states primarily in rural markets • Portfolio in Denver, Phoenix, and Salt Lake City represent 6% of total office (0.6% of total loans) • $15 million in large metro central business districts (1% of total Office) 37 Owner Occupied: $753 million Non-Owner Occupied: $733 million ID 12% CO 11% UT 20% WY 4% AZ 14% NV 10% WA 7% MT 22% OFFICE CRE GEOGRAPHIC DISPERSION Metro vs. Rural (in millions) Denver Phoenix Salt Lake City Suburban/Rural 50.66% 49.34% CRE OFFICE BY OCCUPANCY TYPE Owner Occupied Non-Owner Occupied

$2,870 $2,800 $5,528 $10,370 $9,022 $8,288 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 2018 2019 2020 2021 2022 2023 • Investment securities ended 2023 at 30% of total assets compared to 34% at the end of 2022 • Investments decreased $734 million, or 8%, during 2023 • Projected quarterly cash flow of $250 million to fund loan growth 38 Investment Portfolio Trends (Dollars in millions)

US Gov't & Federal Agency 14% US Gov't Sponsored Enterprises 3% State & Local Gov'ts 20% Corporate Bonds 0% Residential MBS 50% Commercial MBS 13% 12/31/2022 US Gov't & Federal Agency 16% US Gov't Sponsored Enterprises 4% State & Local Gov'ts 21% Corporate Bonds 0% Residential MBS 46% Commercial MBS 13% 12/31/2023 39 Investment Composition

• All Commercial MBS securities are guaranteed by Fannie Mae or Freddie Mac • Underlying collateral consists of multi-family housing properties Investment Composition – Agency Commercial MBS 40 12% 88% 12/31/2022 Tax-Exempt Taxable 13% 87% 12/31/2023 Tax-Exempt Taxable

Improved Credit Quality 41

0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 2018 2019 2020 2021 2022 2023 0.47% 0.27% 0.26% 0.12% 0.09% • NPAs decreased $7.1 million during 2023 to 0.09% of Bank assets compared to the $34.9 million decrease in 2022 to 0.12% of Bank assets 42 NPAs to Bank Assets 0.19%

CECL and Allowance for Credit Losses (ACL) • Commercial Asset Quality Ratings • Consumer Loan Past Due Status • Additional Qualitative Adjustments • Prepayment Speed Assumptions • Low levels of unemployment • Historical Loss Period Capture 43 (Dollars in millions) Other Key Model Inputs National Economic Assumptions (December 2023) 3Q23 4Q23 1Q24 2023 2024 GDP Change 1.3% 0.2% 0.1% 2.6% 0.5% Unemployment Rate 3.7% 3.8% 4.1% 3.7% 4.4%

$0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 2018 2019 2020 2021 2022 2023 $9,953 $57 $39,765 $23,076 $19,963 $14,795 • Loan portfolio growth, composition, average loan size, credit quality considerations, economic forecasts and other environmental factors will determine the future level of credit loss expense or benefit 44 Provision For Credit Losses (Dollars in thousands)

$0 $2,500 $5,000 $7,500 $10,000 $12,500 2018 2019 2020 2021 2022 2023 $8,282 $6,806 $7,653 $2,329 $7,815 $10,316 • For 2023, net charge-offs as a percentage of total loans were 0.06% compared to 0.05% in 2022 45 Net Charge-Offs (Dollars in thousands)

1.00% 1.25% 1.50% 1.75% 2018 2019 2020 2021 2022 2023 1.58% 1.31% 1.42% 1.29% 1.20% 1.19% • ACL was in the 52nd♦ percentile of Glacier’s peer group for third quarter of 2023 • The ACL was 1.19% of loans at the end of 2023 compared to 1.20% at the end of 2022 • As credit trends change, expect the ACL to adjust accordingly 46 ACL as a Percentage of Loans ♦BHCPR as of 9/30/2023

Shareholder Return 47

$0.45 $0.50 $0.55 $0.60 $0.65 $0.70 $0.75 $0.80 $0.85 $0.90 $0.95 $1.00 $1.05 $1.10 $1.15 $1.20 $1.25 $1.30 $1.35 • At December 31, 2023, Glacier’s dividend yield was 3.19% • The Company has declared 155 consecutive quarterly dividends 48 Dividends Declared

• Strong consistent performance over the past 40 years • Long-term goal is to produce double digit dividend growth 49 Long-Term Performance Since 1984 Annual Total Return * 14.4% Annual EPS Growth Rate 8.7% Annual Dividend Growth Rate 11.7% * Reflects results through 12/31/2023, assuming no reinvestment of dividends Compounded Rates